UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

November 18, 2019

Date of Report (Date of earliest event reported)

GREENVISION ACQUISITION CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-39136	84-3015108
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Penn Plaza 36th Floor New York, New York 10019	10019
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 212-786-7429

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth ☒

If an emerging growth Alberton, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of share of common stock, one redeemable warrant, and one right	GRNVU	The Nasdaq Stock Market LLC
common stock, $0.00001 par value	GRNV	The Nasdaq Stock Market LLC
Redeemable warrants, each warrant exercisable for one share of common stock	GRNVW	The Nasdaq Stock Market LLC
Rights, each to receive one-tenth (1/10) of one share of common stock	GRNVR	The Nasdaq Stock Market LLC

Item 1.01. Entry into a Material Definitive Agreement.

On November 18, 2019, the registration statement (File No. 333-234282) (the “Registration Statement”) relating to the initial public offering (“IPO”) of GreenVision Acquisition Corporation (the “Company”) was declared effective by the Securities and Exchange Commission. In connection therewith, the Company entered into the following agreements, forms of which were previously filed as exhibits to the Registration Statement:

•	An Underwriting Agreement, dated November 18, 2019, by and between the Company and I-Bankers Securities, Inc. (“IBankers”), as representative of the underwriters;
•	A Warrant Agreement, dated November 18, 2019, by and between the Company and Continental Stock Transfer & Trust Company;
•	A Rights Agreement, dated November 18, 2019, by and between the Company and Continental Stock Transfer & Trust Company;
•	Letter Agreements, dated November 18, 2019, by and between the Company and each of the initial shareholders, officers and directors of the Company;
•	An Investment Management Trust Agreement, November 18, 2019, by and between the Company and Continental Stock Transfer & Trust Company;
•	A Stock Escrow Agreement, dated November 18, 2019, by and among the Company, Continental Stock Transfer & Trust Company and each of the initial shareholders of the Company; and
•	A Registration Rights Agreement, dated November 18, 2019, by and between the Company and the initial shareholders of the Company.

The material terms and conditions of the above agreements of the Company are fully described in the Company’s Registration Statement as filed with the Securities and Exchange Commission.

On November 21, 2019, the Company consummated the IPO of 5,000,000 units (the “Units”). In addition, the underwriters exercised in full the over-allotment option for an additional 750,000 Units on such date, resulting in the issuance and sale of an aggregate of 5,750,000 Units.

Each Unit consists of one share of common stock (“Share”), one warrant (“Warrant”) entitling its holder to purchase one Share at a price of $11.50 per Share, and one right to receive one-tenth (1/10) of one Share upon the consummation of the Company’s initial business combination.

The Units were sold at an offering price of $10.00 per Unit, generating gross proceeds of $57,500,000.

In addition, the Company sold to I-Bankers, for $100, a share purchase warrant to purchase up to 287,500 shares exercisable at $12.50 per share, commencing on the later of the consummation of the Company’s initial business combination and 360 days from the effective date of the Registration Statement, pursuant to the Share Purchase Warrant dated November 21, 2019, a copy of which is attached as Exhibit 4.3 to this Current Report on Form 8-K.

As of November 21, 2019, a total of $57,500,000 of the net proceeds from the IPO and the Warrant Private Placement (as defined below in Item 3.02) were deposited in a trust account established for the benefit of the Company’s public shareholders, maintained by Continental Stock Transfer & Trust Company, acting as trustee, at an account at Morgan Stanley.

An audited balance sheet as of November 21, 2019 reflecting receipt of the proceeds received by the Company in connection with the consummation of the IPO and the Warrant Private Placement (as defined below) will be included on a Current Report on Form 8-K to be filed by the Company within four business days of the consummation of the IPO.

Item 3.02. Unregistered Sales of Equity Securities.

Simultaneously with the closing of the IPO, the Company consummated the private placement (“Private Placement”) with its sponsor, GreenVision Capital Holdings LLC. (“Sponsor”) for the purchase of 2,100,000 warrants (the “Private Warrants”) at a price of $1.00 per Private Warrant, generating total proceeds of $2,100,000, pursuant to the Sponsor Subscription Agreement dated September 19, 2019, a copy of which is attached as Exhibit 10.5 to the Registration Statement as filed with the Commission.

The Sponsor has previously loaned the Company the sum of $411,000, evidence by a note (as previously filed as Exhibit 10.6 to the Registration Statement) which loan was payable upon the earlier of completion of the IPO or March 30, 2020. In connection with the completion of the IPO, the Sponsor instructed the Company to offset payment of the note with a corresponding portion of the subscription price for the Private Placement.

The Private Warrants are identical to the Warrants sold in the IPO except that the Private Warrants are non-redeemable and may be exercised on a cashless basis, in each case so long as they continue to be held by the Sponsor or its permitted transferees. Additionally, because the Private Warrants were issued in a private transaction, the Sponsor and its permitted transferees will be allowed to exercise the Private Warrants for cash even if a registration statement covering the shares (2,100,000 shares) issuable upon exercise of such Private Warrants is not effective. The Sponsor has agreed not to transfer, assign or sell any of the Private Warrants (or underlying Shares) (except in limited circumstances, as described in the Registration Statement) until the completion of the Company’s initial business combination. The Sponsor was granted certain demand and piggyback registration rights in connection with the purchase of the Private Warrants and the original Shares (1,377,500 shares of Common Stock). Additionally, pursuant to the Registration Rights Agreement filed as Exhibit 10.4 to this Form 8-K, two directors of the Company were also granted registration rights with respect to the shares (30,000 shares each) held by them.

The Private Warrants were issued pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended, as the transactions did not involve a public offering.

Item 8.01 Other Events.

On November 18, 2019, the Company issued a press release, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K, announcing the effectiveness of the Registration Statement and the pricing of the IPO.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

The following exhibits are being filed herewith:

Exhibit No.	Description

1.1	Underwriting Agreement, dated November 18, 2019, by and between the Registrant and I-Bankers Securities LLC;

4.1	Warrant Agreement, dated November 18, 2019, by and between Continental Stock Transfer & Trust Company and the Registrant

4.2	Rights Agreement, dated November 18, 2019, by and between Continental Stock Transfer & Trust Company and the Registrant

4.3	Share Purchase Warrant between the Registrant and I-Bankers Securities Inc. dated November 21, 2019

10.1	Letter Agreements, dated November 18, 2019, by and between the Registrant and each of the initial stockholders, officers and directors of the Registrant

10.2	Investment Management Trust Agreement, dated November 18, 2019, by and between Continental Stock Transfer & Trust Company and the Registrant

10.3	Stock Escrow Agreement, dated November 18, 2019, among the Registrant, Continental Stock Transfer & Trust Company and the initial shareholders

10.4	Registration Rights Agreement, dated November 18, 2019, by and between the Registrant and the initial shareholders

99.1	Press Release, dated November 18, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

GREENVISION ACQUISTION CORP.

By:	/s/ Zhigeng (David) Fu
Zhigeng (David) Fu
Chief Executive Officer
November 21, 2019

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